EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of CreditRiskMonitor.com, Inc. ("CRM") on Form 10-KSB for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Lawrence Fensterstock, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

      (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                   By: /s/ Lawrence Fensterstock
                                           Lawrence Fensterstock
                                           Chief Financial Officer

March 31, 2003

A signed original of this written statement required by Section 906 has been provided to CRM and will be retained by CRM and furnished to the Securities and Exchange Commission or its staff upon request.